Semiannual Report

DIVIDEND GROWTH FUND

JUNE 30, 2001

T. ROWE PRICE

REPORT HIGHLIGHTS
-----------------
DIVIDEND GROWTH FUND
--------------------

o    Stocks fell as the economy weakened and corporate profits declined.

o The fund declined modestly during the six months but advanced for the year, and was well ahead of the S&P 500 Index for both periods.

o Consumer nondurables and business services stocks aided returns, but our health care holdings faltered.

o The market's downturn allowed us to add to financial and telecom stocks at attractive prices.

o The market is unlikely to recover until the profit picture improves. In the meantime, we are concentrating on defensive, all-weather companies.

UPDATES AVAILABLE
-----------------
     For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.

FELLOW SHAREHOLDERS
-------------------

     Investors are learning that the downside slope of the business cycle is particularly painful. The unwinding that began in 2000 continued into 2001, and the Federal Reserve's efforts to stimulate growth have thus far borne little fruit. "False starts" in January and April, when investors reacted positively to surprise rate cuts, were not enough to save the tech-heavy Nasdaq Composite Index from posting a 12.52% year-to-date loss. The broad market faltered as well, with the S&P 500 Index losing 6.70%. In this challenging environment, the Dividend Growth Fund posted a modest six-month loss that was well ahead of the S&P 500.

MARKET ENVIRONMENT
------------------

     With the Internet bubble behind us, earnings once again drive stock prices, and unfortunately, the current profit picture is bleak. S&P 500 operating earnings are forecast to be down 21% in the second quarter and 16% for 2001 from year-ago periods. Nowhere is the picture worse than in the technology sector. As a group, these companies got ahead of themselves in 1999 and early 2000 and are now feeling the effects of too-optimistic forecasting. The result is a formula for disaster--too much inventory and too little demand, a weak sales environment, and profit margins under extreme pressure. The Nasdaq is down 45.51% for the 12 months ended June 30.

     The slowdown has spilled into other areas of the economy, as well as other parts of the world. The industrial sector is hurting, with order rates falling off precipitously. While one could argue that the consumer has kept us out of a full-blown recession, retailers are beginning to feel the effects of moderating demand. Financials, particularly those whose businesses are sensitive to performance in investment markets, generally have seen negative earnings revisions. Only in more defensive sectors have fundamentals held together well.

PERFORMANCE REVIEW
------------------

     The Federal Reserve has responded aggressively, cutting rates thus far in 2001 by 275 basis points (100 basis points equal one percentage point), which is the equivalent of stomping on the accelerator. This stimulus has not yet shown up in the numbers, however. The market is unlikely to march ahead until the profit picture improves, but in the meantime we continue to concentrate the portfolio in companies able to perform through business cycles.

PERFORMANCE COMPARISON
----------------------

  Periods Ended 6/30/01            6 Months        12 Months
  ---------------------            --------        ---------

  Dividend Growth Fund              -2.72%            4.50%
  ..........................................................
  S&P 500 Stock Index               -6.70           -14.83
  ..........................................................
  Lipper Multi-Cap Value
  Funds Average                      1.36            11.37
  ..........................................................

     Your fund posted a 2.72% loss for the six months ended June 30--not as good as we would have liked, but well ahead of the S&P 500 Index's decline. Our 4.50% 12-month return far outpaced the double-digit loss recorded by the index. The fund underperformed its Lipper peer group for both periods primarily because the components of that benchmark have a heavier commitment to small- and mid-cap value stocks than does the Dividend Growth Fund.

     We remain dramatically underrepresented in technology, so it is a bit ironic that MICROSOFT was our best performer for the six-month period. The stock rose 68% in anticipation of positive news from the U.S. Court of Appeals regarding a breakup of the company, excitement over a new product cycle, and the fact that the company's earnings held up much better than average. As we have said in past reports, we may occasionally own a stock that does not pay a dividend in order to gain exposure to a sector where dividend payments are less prevalent. Microsoft is an example. We bought it last year after its stock price had tumbled following the negative antitrust ruling and general collapse in tech stocks. At the time, we felt that Microsoft offered great long-term potential at an extremely attractive price.

     FAMILY DOLLAR STORES also performed admirably. We remain attracted to the company because of its high return on capital, solid underlying fundamentals, and defensive growth characteristics. As the economy slows, Family Dollar should hold up better than most retailers because it focuses on low-ticket consumable items.

     Business services also proved to be a haven in the storm. FIRST DATA and EQUIFAX, leaders in transaction processing and money transfers, earned their keep with steady performance. Finally, our holdings in consumer nondurables, including PHILIP MORRIS and MCCORMICK, performed well. The current economic slump has relatively little impact on their businesses, and both companies are executing well. In the case of Philip Morris, the company highlighted the value of its Kraft Foods Division through an IPO of the business.

     VODAFONE, the world's largest wireless company, was the fund's biggest loser in the period. Reduced growth expectations, combined with investor disdain toward the telecom sector, made this a painful investment. Even so, we continued to add to our holding, which we consider attractively valued. It is the world leader--and boasts the strongest balance sheet--in an area we believe offers above-average growth potential. WADDELL & Reed Financial, a Midwestern money management company, slipped with other asset-management firms. Pharmaceuticals, including SCHERING-PLOUGH, PFIZER, and PHARMACIA, were a drag on returns, despite having a reputation for holding up well in turbulent markets. Health care, in fact, was the single worst performing sector in the S&P 500 for the first half of 2001. Its 16.0% loss topped technology's 15.6% drop. In addition to giving back some of its gains from late in 2000, the entire pharmaceutical sector was hurt by Food and Drug Administration sanctions against certain companies (Schering-Plough, Lilly, and ABBOTT LABORATORIES) for violating manufacturing standards and by the anticipation of increased competition from generics on high-profile compounds. We feel these issues are now priced into the stocks and that the entire group offers good value.

PORTFOLIO CHANGES
-----------------

     Our largest purchases came in the area of financials and telecom service. FLEETBOSTON FINANCIAL is the dominant franchise in the New England marketplace. The company has undergone a healthy restructuring by selling its mortgage banking operation, divesting a portfolio of troubled loans, and embarking on a $700 million cost-cutting campaign. It trades at just 10 times forward earnings estimates and carries a 3.6% dividend yield. AMERICAN EXPRESS's primary businesses include charge cards, travel-related services, and financial advisory services. The company is facing challenges in each of its businesses, some self-inflicted and some due to external factors. The stock fell 29% over the six-month period and now trades at 16 times forward estimates. Both Fleet and American Express are suffering from concerns over the market and economic sensitivity of their businesses and the impact on their earnings streams. We would argue that much of the risk is already priced into the shares, and in a stable-to-improving environment both should prove rewarding investments. We increased our financial holdings to 22% of assets from 20% six months ago.

     We also raised our telecom service exposure through additional investment in SPRINT (both common and convertible). Telecom service stocks have been decimated, and we believe the industry should improve. Capital is no longer flowing into the industry, and many previously highflying start-ups are filing for bankruptcy. Just as capital inflows and increased competition are bad signals for any industry, the opposite is generally a positive sign as return on capital improves for those still standing.

   -------------------------------------------------------------------------
   The following table was mdepicted as a pie chart in the printed material.

               Consumer                        30%
               ..............................................
               Financial                       22%
               ..............................................
               Energy                           9%
               ..............................................
               Business Services
               and Transportation               8%
               ..............................................
               Tehcnology                       8%
               ..............................................
               REITs                            7%
               ..............................................
               Other                           13%
               ..............................................
               Reserves                         3%
               ..............................................

     We trimmed some of our retail exposure into strength. LOWE'S and CVS were eliminated from the fund. Lowe's had a terrific run, and we decided to focus our retail home-improvement exposure on the industry leader, HOME DEPOT. We became concerned that growth expectations for drugstore operator CVS had become too optimistic at a time when the entire industry was struggling to find qualified pharmacists. In the financials area, extreme weakness in capital markets caused us to eliminate J.P. MORGAN CHASE.

DIVIDENDS STILL MATTER
     Dividend payouts have declined steadily over the past few years, and we are often asked whether dividends still matter. We think they do for several reasons. First, they are a good signaling device. We have long believed that identifying companies that pay and grow a dividend over time will lead us to stable growth companies and management teams that use capital well. The implicit promise of a dividend, in effect, keeps managements honest, and their ability to deliver over time is an important sign.

     Additionally, dividends are an important contributor to investment return, although those who had become conditioned to 20%-plus annual capital appreciation drowned out our case the last several years. In a flat or down market, however, the dividend component of return is significant. Dividends are the only portion of investment return that is close to guaranteed for shareholders. Earnings growth and share price appreciation certainly are not. This has been the painful lesson of the last year.

              ..............................................
                          The implicit promise
                         of a dividend, in effect,
                         keeps managements honest,
                       and their ability to deliver
                      over time is an important sign.
              ..............................................

     There are other things a company could do with its profits, including reinvesting in its business, making strategic acquisitions, and repurchasing shares. We believe all make sense, and the type of company we target has the flexibility to do it all--plus pay a dividend. Business reinvestment is the natural first use of cash flow. Acquisitions can be an effective way to fill in product lines and add to the growth profile of the business, but management must be disciplined in its return requirements and needs to be careful not to bet the company on a complicated transaction. And while we are fans of share repurchase, too often a company's overall share count does not go down because of heavy use of stock options by management. In such cases, share repurchase is simply an additional form of employee compensation rather than a value enchancer for shareholders. Share repurchases also represent a discretionary return of capital (when the companies feel like it), not a commitment to do so--as dividends are.

     The fund's investment-weighted yield on June 30 was 1.79%. That's certainly not high by absolute historical standards, but it does represent a nice premium to the S&P 500's 1.28% yield. We believe that over time our strategy of buying stocks of dividend-paying companies that we expect to increase their dividends will provide competitive returns at lower levels of market risk.

OUTLOOK
-------

     As each day passes, it is clear the economic and market recovery will take longer than initially anticipated. The party was a long one, and so will be recuperation. Working in our favor is the Federal Reserve, while fighting us is a continued stream of dismal earnings reports and a recognition that European economic weakness will further delay improvement. As we wrote in our December report to shareholders, a better profit picture must develop for the markets to achieve a major advance in 2001. It is clear we are back to a more rational world, where valuation, cash flow, and dividends matter. We believe our strategy will serve investors well in such an environment.

Respectfully submitted,

/s/

Thomas J. Huber
Chairman of the fund's Investment Advisory Committee

July 20, 2001

     The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.

T. ROWE PRICE DIVIDEND GROWTH FUND
--------------------------------------------------------------------------------
PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS
----------------------------
                                                                    Percent of
                                                                    Net Assets
                                                                       6/30/01
--------------------------------------------------------------------------------
Citigroup                                                                3.1%
 ................................................................................
Pfizer                                                                   2.6
 ................................................................................
Freddie Mac                                                              2.5
 ................................................................................
Exxon Mobil                                                              2.2
 ................................................................................
American Home Products                                                   2.0
--------------------------------------------------------------------------------
Waddell & Reed Financial                                                 1.9
 ................................................................................
XL Capital                                                               1.8
 ................................................................................
Philip Morris                                                            1.7
 ................................................................................
GE                                                                       1.6
 ................................................................................
Family Dollar Stores                                                     1.4
--------------------------------------------------------------------------------
Mellon Financial                                                         1.4
 ................................................................................
Royal Dutch Petroleum                                                    1.3
 ................................................................................
Target                                                                   1.3
 ................................................................................
Chevron                                                                  1.2
 ................................................................................
First Data                                                               1.2
--------------------------------------------------------------------------------
Microsoft                                                                1.2
 ................................................................................
Bank of New York                                                         1.2
 ................................................................................
PepsiCo                                                                  1.2
 ................................................................................
American General                                                         1.2
 ................................................................................
FleetBoston Financial                                                    1.1
--------------------------------------------------------------------------------
Liberty Media/Sprint PCS Cv. Bond                                        1.1
 ................................................................................
Omnicom                                                                  1.1
 ................................................................................
Teco Energy                                                              1.1
 ................................................................................
Verizon Communications                                                   1.1
 ................................................................................
Starwood Hotels & Resorts Worldwide                                      1.1
--------------------------------------------------------------------------------
Total                                                                   38.6%

Note: Table excludes reserves.

T. ROWE PRICE DIVIDEND GROWTH FUND
--------------------------------------------------------------------------------
PORTFOLIO HIGHLIGHTS

MAJOR PORTFOLIO CHANGES
-----------------------
Listed in descending order of size

6 Months Ended 6/30/01

  TEN LARGEST PURCHASES
  ---------------------
  FleetBoston Financial
  ..............................................................................
  Jabil Circuit *
  ..............................................................................
  American Express *
  ..............................................................................
  Vodafone
  ..............................................................................
  Waste Management *
  ..............................................................................
  Hartford Financial Services Group *
  ..............................................................................
  Dover *
  ..............................................................................
  Liberty Media/Sprint PCS Cv. Bond
  ..............................................................................
  Sprint
  ..............................................................................
  COMPAQ Computer *
  ..............................................................................

  TEN LARGEST SALES
  -----------------
  CVS **
  ..............................................................................
  Lowe's **
  ..............................................................................
  J.P. Morgan Chase **
  ..............................................................................
  Tyco International **
  ..............................................................................
  Arden Realty **
  ..............................................................................
  Quaker Oats
  ..............................................................................
  Family Dollar Stores
  ..............................................................................
  Waddell & Reed Financial (Class B)
  ..............................................................................
  ALLTEL
  ..............................................................................
  Fannie Mae
  ..............................................................................

 * Position added
** Position eliminated

T. ROWE PRICE DIVIDEND GROWTH FUND
--------------------------------------------------------------------------------

PERFORMANCE COMPARISON
----------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

                          S&P 500 Index         Dividend Growth Fund
                          -------------         --------------------
      12/30/92                10000                    10000
      6/30/93                 10414                    11001
      6/30/94                 10560                    11680
      6/30/95                 13313                    16959
      6/30/96                 16775                    17410
      6/30/97                 22595                    23216
      6/30/98                 29411                    28860
      6/30/99                 36103                    31802
      6/30/00                 38719                    30174
      6/30/01                 32977                    31533

AVERAGE ANNUAL COMPOUND TOTAL RETURN
------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.
                                                                Since  Inception
  Periods Ended 6/30/01     1 Year    3 Years    5 Years    Inception       Date
  ---------------------     ------    -------    -------    ---------  ---------
  Dividend Growth Fund       4.50%      3.00%     12.61%       14.47%   12/30/92

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

T. ROWE PRICE DIVIDEND GROWTH FUND
--------------------------------------------------------------------------------
Unaudited
                                  For a share outstanding throughout each period
FINANCIAL HIGHLIGHTS
--------------------
                       6 Month      Year
                         Ended     Ended
                       6/30/01  12/31/00  12/31/99  12/31/98  12/31/97  12/31/96
                      --------  --------  --------  --------  --------  --------
NET ASSET VALUE
---------------
Beginning of period   $ 21.88   $ 20.21   $ 22.01   $ 20.13   $ 16.37   $ 13.81
 ................................................................................
Investment activities
 Net investment
 income (loss)           0.13      0.30      0.45      0.46      0.44      0.35
 Net realized and
 unrealized gain (loss  (0.73)     1.71     (1.08)     2.51      4.51      3.08
 ................................................................................
 Total from
 investment activities  (0.60)     2.01     (0.63)     2.97      4.95      3.43
 ................................................................................
Distributions
 Net investment income  (0.14)    (0.29)    (0.45)    (0.46)    (0.44)    (0.36)
 Net realized gain       -        (0.05)    (0.72)    (0.63)    (0.75)    (0.51)
 ................................................................................
 Total distributions    (0.14)    (0.34)    (1.17)    (1.09)    (1.19)    (0.87)
 ................................................................................

NET ASSET VALUE
---------------
End of period         $ 21.14   $ 21.88   $ 20.21   $ 22.01   $ 20.13   $ 16.37
 ................................................................................
RATIOS/SUPPLEMENTAL DATA
Total return*           (2.72)%   10.06%    (2.82)%   15.04%    30.77%    25.36%
 ................................................................................
Ratio of total
expenses to
average net assets       0.82%+    0.81%     0.77%     0.77%     0.80%     1.10%
 ................................................................................
Ratio of net investment
income (loss) to
averagenet assets        1.27%+    1.43%     2.01%     2.26%     2.42%     2.53%
 ................................................................................
Portfolio
turnover rate           39.0%+    35.7%     37.8%     37.3%     39.1%     43.1%
 ................................................................................
Net assets, end of
period(in millions)  $ 727     $ 751   $ 1,028   $ 1,338     $ 747     $ 209
 ................................................................................


* Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
+    Annualized

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE DIVIDEND GROWTH FUND
--------------------------------------------------------------------------------
Unaudited                                                          June 30, 2001

STATEMENT OF NET ASSETS
-----------------------
                                                     Shares/Par         Value
                                                    ------------    ------------
                                                            In thousands
COMMON STOCKS  91.8%
====================

FINANCIAL  20.6%
----------------

BANK AND TRUST  5.1%
Bank of New York                                      175,000         $ 8,400
Fifth Third Bancorp                                    50,000           3,002
FleetBoston Financial                                 210,000           8,284
Mellon Financial                                      225,000          10,350
Wells Fargo                                           155,000           7,197
--------------------------------------------------------------------------------
                                                                       37,233
                                                                    ------------
INSURANCE  5.5%
ACE                                                   200,000           7,818
American General                                      180,000           8,361
Hartford Financial Services                            70,000           4,788
Marsh & McLennan                                       55,000           5,555
XL Capital (Class A)                                  160,000          13,136
--------------------------------------------------------------------------------
                                                                       39,658
                                                                    ------------
FINANCIAL SERVICES  10.0%
American Express                                      115,000           4,462
Citigroup                                             420,000           2,193
Fannie Mae                                             90,000           7,663
Franklin Resources                                     65,000           2,975
Freddie Mac                                           260,000          18,200
Morgan Stanley Dean Witter                             60,000           3,854
Waddell & Reed Financial (Class A)                    425,000          13,494
--------------------------------------------------------------------------------
                                                                       72,841
                                                                    ------------
Total Financial                                                       149,732
                                                                    ------------
UTILITIES  6.2%
---------------

TELEPHONE  5.1%
ALLTEL                                                 90,000           5,514
SBC Communications                                    170,000           6,810
Sprint                                                295,000           6,301
Verizon Communications                                150,000           8,025
Vodafone ADR                                          285,000           6,370
WorldCom *                                            300,000           4,260
--------------------------------------------------------------------------------
                                                                       37,280

ELECTRIC UTILITIES  1.1%
Teco Energy                                           265,000         $ 8,082
--------------------------------------------------------------------------------
                                                                        8,082
                                                                    ------------
Total Utilities                                                        45,362
                                                                    ------------
CONSUMER NONDURABLES  19.8%
---------------------------

COSMETICS  0.4%
Gillette                                              110,000           3,189
--------------------------------------------------------------------------------
                                                                        3,189
                                                                    ------------
BEVERAGES  1.4%
Coca-Cola                                              45,000           2,025
PepsiCo                                               190,000           8,398
--------------------------------------------------------------------------------
                                                                       10,423
                                                                    ------------
FOOD PROCESSING  2.4%
General Mills                                         150,000           6,567
Kraft Foods *                                          81,300           2,520
McCormick                                             125,000           5,252
Quaker Oats                                            35,000           3,194
--------------------------------------------------------------------------------
                                                                       17,533
                                                                    ------------
HOSPITAL SUPPLIES/HOSPITAL MANAGEMENT  2.6%
Abbott Laboratories                                   150,000           7,201
HCA-Healthcare                                         85,000           3,841
Pall                                                  315,000           7,412
--------------------------------------------------------------------------------
                                                                       18,454
                                                                    ------------
PHARMACEUTICALS  8.5%
Allergan                                               25,000           2,138
American Home Products                                250,000          14,610
Bristol-Myers Squibb                                   80,000           4,184
Johnson & Johnson                                     110,000           5,500
Merck                                                  50,000           3,195
Pfizer                                                475,000          19,024
Pharmacia                                             145,000           6,663
Schering-Plough                                       180,000           6,523
--------------------------------------------------------------------------------
                                                                       61,837
                                                                    ------------

Miscellaneous Consumer Products  3.4%
Colgate-Palmolive                                      50,000         $ 2,950
Hasbro                                                250,000           3,612
Philip Morris                                         240,000          12,180
Viad                                                  225,000           5,940
--------------------------------------------------------------------------------
                                                                       24,682
                                                                    ------------
Health Care Services  1.1%
CIGNA                                                  80,000           7,666
--------------------------------------------------------------------------------
                                                                        7,666
                                                                    ------------
Total Consumer Nondurables                                            143,784
                                                                    ------------
CONSUMER SERVICES  7.8%
-----------------------

GENERAL MERCHANDISERS  2.7%
Family Dollar Stores                                  410,000          10,508
Target                                                265,000           9,169
--------------------------------------------------------------------------------
                                                                       19,677
                                                                    ------------
SPECIALTY MERCHANDISERs  1.4%
Home Depot                                             85,000           3,957
Nordstrom                                             205,000           3,803
Walgreen                                               75,000           2,561
--------------------------------------------------------------------------------
                                                                       10,321
                                                                    ------------
ENTERTAINMENT AND LEISURE  0.9%
Disney                                                215,000           6,211
--------------------------------------------------------------------------------
                                                                        6,211
                                                                    ------------
MEDIA AND COMMUNICATIONS  2.8%
AOL Time Warner *                                     100,000           5,300
Comcast (Class A Special) *                           140,000           6,076
McGraw-Hill                                           100,000           6,615
Tribune                                                65,000           2,601
--------------------------------------------------------------------------------
                                                                       20,592
                                                                    ------------
Total Consumer Services                                                 56,801
                                                                    ------------

CONSUMER CYCLICALS  8.1%
------------------------

MISCELLANEOUS CONSUMER PRODUCTS  1.0%
Masco                                                 275,000           6,864
--------------------------------------------------------------------------------
                                                                        6,864
                                                                    ------------

BUILDING AND REAL ESTATE  7.1%
Archstone Communities Trust, REIT                     285,000         $ 7,347
Cousins Properties, REIT                              280,000           7,518
Duke-Weeks Realty, REIT                               250,000           6,212
ProLogis Trust, REIT                                  340,000           7,725
Reckson Associates Realty, REIT                       270,000           6,210
Spieker Properties, REIT                               30,000           1,799
Starwood Hotels & Resorts Worldwide                   215,000           8,015
Vornado Realty Trust, REIT                            180,000           7,027
--------------------------------------------------------------------------------
                                                                       51,853
                                                                    ------------
Total Consumer Cyclicals                                               58,717
                                                                    ------------
TECHNOLOGY  5.6%
----------------

ELECTRONIC COMPONENTS  2.7%
Analogic                                               75,000           3,416
Jabil Circuit *                                       210,000           6,481
Linear Technology                                      70,000           3,095
Molex (Class A)                                       145,000           4,324
Texas Instruments                                      75,000           2,363
--------------------------------------------------------------------------------
                                                                       19,679
                                                                    ------------
ELECTRONIC SYSTEMS  0.4%
Dell Computer *                                       100,000           2,615
--------------------------------------------------------------------------------
                                                                        2,615
                                                                    ------------
INFORMATION PROCESSING  0.4%
COMPAQ Computer                                       195,000           3,020
--------------------------------------------------------------------------------
                                                                        3,020
                                                                    ------------
TELECOMMUNICATIONS  0.8%
Cisco Systems *                                       125,000           2,275
JDS Uniphase *                                        105,000           1,312
Nokia ADR                                             115,000           2,535
--------------------------------------------------------------------------------
                                                                        6,122
                                                                    ------------
AEROSPACE AND DEFENSE  1.3%
Honeywell                                             150,000           5,249
United Technologies                                    55,000           4,029
--------------------------------------------------------------------------------
                                                                        9,278
                                                                    ------------
Total Technology                                                       40,714
                                                                    ------------

CAPITAL EQUIPMENT  2.9%
-----------------------

ELECTRICAL EQUIPMENT  1.6%
GE                                                    240,000        $ 11,700
--------------------------------------------------------------------------------
                                                                       11,700
                                                                    ------------
MACHINERY  1.3%
Dover                                                 100,000           3,765
Nordson                                                76,400           2,025
Teleflex                                               75,000           3,300
--------------------------------------------------------------------------------
                                                                        9,090
                                                                    ------------
Total Capital Equipment                                                20,790
                                                                    ------------
BUSINESS SERVICES AND
TRANSPORTATION  7.9%
---------------------

COMPUTER SERVICE AND SOFTWARE  3.7%
Adobe Systems                                          60,000           2,820
Automatic Data Processing                             125,000           6,213
First Data                                            140,000           8,995
Microsoft *                                           120,000           8,760
--------------------------------------------------------------------------------
                                                                       26,788
                                                                    ------------
TRANSPORTATION SERVICES  0.6%
C.H. Robinson Worldwide                                55,000           1,534
Expeditors International of Washington                 50,000           3,000
--------------------------------------------------------------------------------
                                                                        4,534
                                                                    ------------
MISCELLANEOUS BUSINESS SERVICES  2.7%
Equifax                                               110,000           4,035
Omnicom                                                95,000           8,170
Paychex                                                50,000           2,000
Waste Management                                      175,000           5,393
--------------------------------------------------------------------------------
                                                                       19,598
                                                                    ------------
RAILROADS  0.9%
Union Pacific                                         120,000           6,589
--------------------------------------------------------------------------------
                                                                        6,589
                                                                    ------------
Total Business Services and Transportation                              57,509
                                                                    ------------

ENERGY  8.6%
------------

ENERGY SERVICES  1.1%
Baker Hughes                                          170,000         $ 5,695
Diamond Offshore Drilling                              75,000           2,479
--------------------------------------------------------------------------------
                                                                        8,174
                                                                    ------------
INTEGRATED PETROLEUM - DOMESTIC  1.1%
Amerada Hess                                           95,000           7,676
--------------------------------------------------------------------------------
                                                                        7,676
                                                                    ------------
INTEGRATED PETROLEUM - INTERNATIONAL  6.4%
BP                                                    140,000           6,979
Chevron                                               100,000           9,050
Exxon Mobil                                           185,000          16,160
Royal Dutch Petroleum ADR                             160,000           9,323
Texaco                                                 75,000           4,995
--------------------------------------------------------------------------------
                                                                       46,507
                                                                    ------------
Total Energy                                                           62,357
                                                                    ------------
PROCESS INDUSTRIES  1.3%
------------------------

DIVERSIFIED CHEMICALS  0.4%
Dow Chemical                                           80,000           2,660
--------------------------------------------------------------------------------
                                                                        2,660
                                                                    ------------
SPECIALTY CHEMICALS  0.3%
Ecolab                                                 60,000           2,458
--------------------------------------------------------------------------------
                                                                        2,458
                                                                    ------------
PAPER AND PAPER PRODUCTS  0.6%
Kimberly-Clark                                         75,000           4,193
--------------------------------------------------------------------------------
                                                                        4,193
                                                                    ------------
Total Process Industries                                                9,311
                                                                    ------------
BASIC MATERIALS  0.8%
---------------------

METALS  0.3%
Phelps Dodge                                           50,000           2,075
--------------------------------------------------------------------------------
                                                                        2,075
                                                                    ------------

MINING  0.5%
Newmont Mining                                        200,000         $ 3,722
--------------------------------------------------------------------------------
                                                                        3,722
                                                                    ------------
Total Basic Materials                                                   5,797
                                                                    ------------
Total Miscellaneous Common Stocks  2.2%                                15,949
                                                                    ------------
Total Common Stocks (Cost  $510,556)                                  666,823
                                                                    ------------
PREFERRED STOCKS  0.3%
----------------------

Cleveland Electric, (Series L)                         22,560           2,115
--------------------------------------------------------------------------------
Total Preferred Stocks (Cost  $1,651)                                   2,115
                                                                    ------------
CONVERTIBLE BONDS  2.9%
-----------------------

Analog Devices, Sub. Notes, (144a),4.75%,10/1/05    3,600,000           3,344
                                                   ------------     ------------
Analog Devices, 4.75%, 10/1/05                      1,200,000           1,114
                                                   ------------     ------------
Liberty Media/Sprint PCS, 4.00%, 11/15/29          11,000,000           8,209
                                                   ------------     ------------
Loews, Sub. Notes, 3.125%, 9/15/07                  9,000,000           7,672
                                                   ------------     ------------
Total Miscellaneous Convertible Bonds  0.1%                               910
                                                                    ------------
Total Convertible Bonds (Cost  $23,220)                                21,249
                                                                    ------------
U.S. GOVERNMENT OBLIGATIONS/AGENCIES  2.0%
------------------------------------------

U.S. Treasury Notes, 6.00%, 8/15/09                14,000,000          14,561
--------------------------------------------------------------------------------
Total U.S. Government Obligations/
Agencies (Cost  $13,844)                                               14,561
                                                                    ------------
SHORT-TERM INVESTMENTS  2.9%
----------------------------

Money Market Funds  2.9%
T. Rowe Price Reserve Investment Fund, 4.34% #        21,159,791        21,160
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost  $21,160)                            21,160
                                                                    ------------

TOTAL INVESTMENTS IN SECURITIES

 99.9% of Net Assets (Cost $570,431)                                $ 725,908
 Other Assets Less Liabilities                                            702
                                                                    ------------
NET ASSETS                                                          $ 726,610
                                                                    ------------
 Net Assets Consist of:
 Accumulated net investment income - net of distributions               $ 130
 Accumulated net realized gain/loss - net of distributions             (1,522)
 Net unrealized gain (loss)                                           155,477
 Paid-in-capital applicable to 34,373,454 shares of $0.0001 par
 value capital stock outstanding; 1,000,000,000 shares authorized     572,525
                                                                    ------------
NET ASSETS                                                          $ 726,610
                                                                    ------------
NET ASSET VALUE PER SHARE                                                $ 21.14
                                                                    ------------
#    Seven-day yield
*    Non-income producing
ADR  American Depository Receipt
REIT Real Estate Investment Trust
144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers -- total of such securities at period-end amounts to 0.46% of net assets.

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE DIVIDEND GROWTH FUND
--------------------------------------------------------------------------------
Unaudited

STATEMENT OF OPERATIONS
-----------------------
In thousands
                                                                    6 Months
                                                                       Ended
                                                                     6/30/01
                                                                   ------------
INVESTMENT INCOME (LOSS)
------------------------
Income
 Dividend                                                            $ 5,336
 Interest                                                              2,216
                                                                    ------------
 Total Income                                                          7,552
                                                                    ------------
Expenses
 Investment management                                                 1,883
 Shareholder servicing                                                   967
 Custody and accounting                                                   57
 Prospectus and shareholder reports                                       45
 Legal and audit                                                           9
 Directors                                                                 5
 Registration                                                             (7)
                                                                    ------------
 Total expenses                                                        2,959
 Expenses paid indirectly                                                 (1)
                                                                    ------------
 Net expenses                                                          2,958
                                                                    ------------
Net investment income (loss)                                           4,594
                                                                    ------------
REALIZED AND UNREALIZED GAIN (LOSS)
-----------------------------------
Net realized gain (loss) on securities                                 6,479
Change in net unrealized gain or loss on securities                  (31,231)
                                                                    ------------
Net realized and unrealized gain (loss)                              (24,752)
                                                                    ------------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                             $ (20,158)
                                                                    ------------

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE DIVIDEND GROWTH FUND
--------------------------------------------------------------------------------
Unaudited

STATEMENT OF CHANGES IN NET ASSETS
----------------------------------
In thousands
                                                     6 Months            Year
                                                        Ended           Ended
                                                      6/30/01        12/31/00
                                                   ------------    ------------
INCREASE (DECREASE) IN NET ASSETS
---------------------------------
Operations
 Net investment income (loss)                         $ 4,594        $ 11,052
 Net realized gain (loss)                               6,479          (8,041)
 Change in net unrealized gain or loss                (31,231)         58,440
                                                   ------------    ------------
 Increase (decrease) in net assets from operations    (20,158)         61,451
                                                   ------------    ------------
Distributions to shareholders
 Net investment income                                 (4,803)        (10,400)
 Net realized gain                                          -          (1,961)
                                                   ------------    ------------
 Decrease in net assets from distributions             (4,803)        (12,361)
                                                   ------------    ------------
Capital share transactions *
 Shares sold                                           75,713          94,134
 Distributions reinvested                               4,442          11,504
 Shares redeemed                                      (79,528)       (431,752)
                                                   ------------    ------------
 Increase (decrease) in net assets from capital
 share transactions                                       627        (326,114)
                                                   ------------    ------------
NET ASSETS
----------
Increase (decrease) during period                     (24,334)       (277,024)
Beginning of period                                   750,944       1,027,968
                                                   ------------    ------------
END OF PERIOD                                       $ 726,610       $ 750,944
                                                   ------------    ------------
*Share information
   Shares sold                                            3,573          4,647
   Distributions reinvested                                 216            558
   Shares redeemed                                       (3,731)       (21,761)
                                                   ------------    ------------
   Increase (decrease) in shares outstanding               58         (16,556)
                                                   ------------    ------------

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE DIVIDEND GROWTH FUND
--------------------------------------------------------------------------------
Unaudited                                                          June 30, 2001

NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Dividend Growth Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on December 30, 1992. The fund seeks to provide increasing dividend income over time, long-term growth of capital, and a reasonable level of current income through investments primarily in dividend-paying stocks.

     The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

     VALUATION Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     PREMIUMS AND DISCOUNTS Premiums and discounts on debt securities are amortized for financial reporting purposes.

     OTHER Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.

NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $141,347,000 and $134,024,000, respectively, for the six months ended June 30, 2001. Purchases and sales of U.S. government securities aggregated $0 and $4,211,000, respectively, for the six months ended June 30, 2001.

NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. As of December 31, 2000, the fund had $8,008,000 of capital loss carryforwards, all of which expires in 2008. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     At June 30, 2001, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $570,431,000. Net unrealized gain aggregated $155,477,000 at period end, of which $185,393,000 related to appreciated investments and $29,916,000 to depreciated investments.

NOTE 4- RELATED PARTY TRANSACTIONS

     The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $315,000 was payable at June 30, 2001. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.20% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At June 30, 2001, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $854,000 for the six months ended June 30, 2001, of which $168,000 was payable at period end.

     The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts sponsored by Price Associates, and are not avail- able to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 2001, totaled $709,000 and are reflected as interest income in the accompanying Statement of Operations.

================================================================================
FOR FUND AND ACCOUNT INFORMATION
OR TO CONDUCT TRANSACTIONS,
24 HOURS, 7 DAYS A WEEK
By touch-tone telephone
TELE*ACCESS 1-800-638-2587
By Account Access on the Internet
WWW.TROWEPRICE.COM/ACCESS

FOR ASSISTANCE WITH YOUR EXISTING
FUND ACCOUNT, CALL:
Shareholder Service Center
1-800-225-5132

TO OPEN A BROKERAGE ACCOUNT
OR OBTAIN INFORMATION, CALL:
1-800-638-5660

FOR THE HEARING IMPAIRED, CALL:
1-800-367-0763

INTERNET ADDRESS:
www.troweprice.com

PLAN ACCOUNT LINES FOR RETIREMENT
PLAN PARTICIPANTS:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

INVESTOR CENTERS:
For directions, call 1-800-225-5132
or visit our Web site at
www.troweprice.com/investorcenters

BALTIMORE AREA
Downtown
105 East Lombard Street

OWINGS MILLS
Three Financial Center
4515 Painters Mill Road

BOSTON AREA
386 Washington Street
Wellesley

CHICAGO AREA
1900 Spring Road, Suite 104
Oak Brook

COLORADO SPRINGS
2260 Briargate Parkway

LOS ANGELES AREA
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

NEW JERSEY/NEW YORK AREA
51 JFK Parkway, 1st Floor
Short Hills, New Jersey

SAN FRANCISCO AREA
1990 North California Boulevard, Suite 100
Walnut Creek

TAMPA
4200 West Cypress Street
10th Floor

WASHINGTON, D.C., AREA
Downtown
900 17th Street N.W.
Farragut Square

TYSONS CORNER
1600 Tysons Boulevard
Suite 150

T. Rowe Price Investment Services, Inc., Distributor.           F58-051  6/30/01